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INDEPENDENT AUDITORS' CONSENT                                        Exhibit 23


We consent to the incorporation by reference in Registration Statement
No. 333-78 of Summit Properties Inc., on Form S-8, of our report dated February 26, 2002, appearing in this Annual Report on Form 11-K of Summit Properties Inc. 1996 Non-Qualified Employee Stock Purchase Plan as of December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001.



/S/ DELOITTE & TOUCHE LLP
Charlotte, North Carolina

March 11, 2002


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